UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2007

HS3 TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-117874

(Commission File Number)

20-3598613

(IRS Employer Identification No.)

1800 Boulder Street - Suite 600, Denver, Colorado, USA 80211

(Address of principal executive offices and Zip Code)

(303) 455-2550

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 6, 2007, we entered into a Warrant Purchase Agreement with Malibu Holdings, LLC wherein we purchased from Malibu 5,000,000 share purchase warrants that entitled the holder to purchase one share of our company for each share purchase warrant at an exercise price of $0.12 per share. As consideration for the purchase, we paid Malibu $70,000. After the purchase, Malibu holds 1,250,000 share purchase warrants that expire September 8, 2008. In addition, we also entered into a Release with A.B. Goldberg and Malibu Holdings, LLC.

CW1519451.2

Item 9.01.	Financial Statements and Exhibits
10.1	Warrant Purchase Agreement dated November 6, 2007
10.2	Release dated November 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HS3 TECHNOLOGIES INC.

/s/ Mark Lana

Mark Lana

President

Date: November 19, 2007